Exhibit 24.1

POWER OF ATTORNEY

The undersigned hereby appoints Jesse A. Coury as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2025, required to be filed with the Securities and Exchange Commission by Greystone Housing Impact Investors LP.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 23rd day of January, 2026.

/s/ Stephen Rosenberg
Stephen Rosenberg

POWER OF ATTORNEY

The undersigned hereby appoints Jesse A. Coury as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2025, required to be filed with the Securities and Exchange Commission by Greystone Housing Impact Investors LP.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 18th day of January, 2026.

/s/ Jeffery A. Baevsky
Jeffery A. Baevsky

POWER OF ATTORNEY

The undersigned hereby appoints Jesse A. Coury as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10K, including any amendments or supplements thereto, relating to the year ending December 31, 2025, required to be filed with the Securities and Exchange Commission by Greystone Housing Impact Investors LP.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of February, 2026.

/s/ Drew C. Fletcher
Drew C. Fletcher

POWER OF ATTORNEY

The undersigned hereby appoints Jesse A. Coury as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2025, required to be filed with the Securities and Exchange Commission by Greystone Housing Impact Investors LP.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 31st day of January, 2026.

/s/ Steven C. Lilly
Steven C. Lilly

POWER OF ATTORNEY

The undersigned hereby appoints Jesse A. Coury as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10K, including any amendments or supplements thereto, relating to the year ending December 31, 2025, required to be filed with the Securities and Exchange Commission by Greystone Housing Impact Investors LP.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 19th day of January, 2026.

/s/ W. Kimball Griffith
W. Kimball Griffith

POWER OF ATTORNEY

The undersigned hereby appoints Jesse A. Coury as her agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2025, required to be filed with the Securities and Exchange Commission by Greystone Housing Impact Investors LP.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 26th day of January, 2026.

/s/ Deborah A. Wilson
Deborah A. Wilson

POWER OF ATTORNEY

The undersigned hereby appoints Jesse A. Coury as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2025, required to be filed with the Securities and Exchange Commission by Greystone Housing Impact Investors LP.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of January, 2026.

/s/ Robert K. Jacobsen
Robert K. Jacobsen

POWER OF ATTORNEY

The undersigned hereby appoints Jesse A. Coury as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2025, required to be filed with the Securities and Exchange Commission by Greystone Housing Impact Investors LP.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of January, 2026.

/s/ Alfonso Costa Jr.
Alfonso Costa Jr.